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                                                                    EXHIBIT 10.2
                                                                  EXECUTION COPY

                      AMENDMENT NO. 1 to WARRANT AGREEMENT

     THIS AMENDMENT NO. 1 TO WARRANT AGREEMENT, dated as of April 30, 2002 (this "Amendment") is made by and between SMTC Corporation, a Delaware corporation (the "Company"), and Mellon Investor Services LLC, a New Jersey limited liability company, as Warrant Agent (the "Warrant Agent").

     WHEREAS, the Company and the Warrant Agent are parties to that certain Warrant Agreement, dated as of February 8, 2002 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Warrant Agreement");

     WHEREAS, the Company and the Warrant Agent agree, subject to the terms and conditions set forth below, to amend the Warrant Agreement as provided below, in connection with the Seventh Amendment, dated April 30, 2002, to and under the Amended and Restated Credit and Guarantee Agreement, dated as of July 27, 2000 (as amended, supplemented and otherwise modified from time to time, the "Credit Agreement"), among the Company, HTM Holdings, Inc., SMTC Manufacturing Corporation of Canada, the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), Lehman Brothers Inc., as advisor, lead arranger and book manager, The Bank of Nova Scotia, as syndication agent, Lehman Commercial Paper Inc., as general administrative agent, The Bank of Nova Scotia, as Canadian administrative agent, Lehman Commercial Paper Inc., as collateral monitoring agent and General Electric Capital Corporation, as documentation agent.;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Company and the Warrant Agent hereby agree as follows:

     1. Amendment to Section 5: Registration of Transfers and Exchanges.

     (a) The fifth paragraph of Section 5 of the Warrant Agreement is hereby deleted in its entirety.

     (b) Section 5 of the Warrant Agreement is hereby amended by deleting the words "Series B or" from the sixth paragraph thereof.

     2. Amendment to Section 6: Issuance of Warrants; Terms of Warrants; Exercise of Warrants.

     (a) Clause (b)(i) of the first paragraph of Section 6 of the Warrant Agreement is hereby amended by replacing "December 31, 2002" with "April 30, 2002" therein.

     (b) The third paragraph of Section 6 of the Warrant agreement is hereby amended by replacing the words "date hereof" in the fourth line thereof with "Issue Date of such Warrant".




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     (c) The third paragraph of Section 6 of the Warrant agreement is hereby amended by replacing the words "Exercise Period" in the eighth line thereof with "exercise period".

     (d) The fourth paragraph of Section 6 of the Warrant Agreement is hereby amended by (i) deleting the words "Series B Warrants and" in the second and fourth lines thereof; and (ii) deleting the words "Series B Warrants or" in the fifth line thereof.

     (e) The fifth paragraph of Section 6 of the Warrant Agreement is hereby deleted in its entirety.

     3. Amendment to Section 22: Counterparts. Section 22 of the Warrant Agreement is hereby amended by adding at the end thereof the following:

     "SECTION 23. Amendment and Exchange of Warrant Certificates. All Warrants issued and outstanding at the time of any amendments to this Warrant Agreement shall be deemed amended in accordance with such amendments thereto. The Company, at its expense, shall issue and the Warrant Agent shall countersign, in exchange and substitution for and upon cancellation of any existing Warrant Certificates presented to the Company or the Warrant Agent, a new Warrant Certificate of like tenor, representing an equivalent number of Warrants and the terms of the amended Warrant Agreement.

     SECTION 24. Notice of Amendments. Promptly after the execution by the Company and the Warrant Agent of any amendments pursuant to Section 17, the Company or the Warrant Agent shall give notice thereof to the Warrant holders affected, in the manner provided for in Section 12.".

     4. Amendment to Exhibit A of the Warrant Agreement (Form of Series A Warrant Certificate).

     (a) Exhibit A (Face) is hereby amended by deleting the fourth paragraph of the legends thereon.

     (b) Exhibit A (Reverse) is hereby amended by replacing "(the "Warrant Agreement")" in the first paragraph thereof with the following:

     "(as amended, amended and restated, supplemented or otherwise modified from time to time, the "Warrant Agreement")"

     (c) Exhibit A (Reverse), paragraph six is hereby deleted in its entirety.

     5. Amendment to Exhibit B of the Warrant Agreement (Form of Series B Warrant Certificate).

     (a) Exhibit B (Face) is hereby amended by replacing the reference to "December 31, 2007" with "April 30, 2007" in the second paragraph of the legends thereon.

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     (b) Exhibit B (Face) is hereby amended by replacing the reference to
"September 30, 2003" with "January 31, 2003" in the third paragraph of the legends thereon.

     (c) Exhibit B (Face) is hereby amended by deleting the fourth paragraph of the legends thereon.

     (d) Exhibit B (Face), paragraphs one and three are hereby amended by replacing all references to "December 31, 2007" with "April 30, 2007" therein.

     (e) Exhibit B (Reverse), paragraphs one and two are hereby amended by replacing all references to "December 31, 2007" with "April 30, 2007" therein.

     (f) Exhibit B (Reverse) is hereby amended by replacing "(the "Warrant Agreement")" in the first paragraph thereof with the following:

     "(as amended, amended and restated, supplemented or otherwise modified from time to time, the "Warrant Agreement")"

     (g) Exhibit B (Reverse), paragraph six is hereby deleted in its entirety.

     (h) Exhibit B (Reverse), paragraph seven is hereby deleted in its entirety.

     6. Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto, each of which shall be an original, and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

     7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, as of the day and year first above written.

                                 SMTC CORPORATION



                                 By /s/ Frank Burke
                                   -------------------------------
                                   Name: Frank Burke
                                   Title: Chief Financial Officer and Treasurer

                                 MELLON INVESTOR SERVICES LLC

                                 By /s/ Cynthia Pacolay
                                   -------------------------------
                                   Name: Cynthia Pacolay
                                   Title: Vice President